EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by references in the Prospectus constituting part of Amendment No. 2 to the Registration Statement on Form S-3 (No. 333-1044)of Greg Manning Auctions, Inc. of our report dated October 12, 1995 appearing on page 23 of this Form 10-KSB.


Price Waterhouse LLP
Morristown, New Jersey